SCUDDER
INVESTMENTS(SM)
[LOGO]

-------------------
BOND/TAX FREE
-------------------

Scudder
Massachusetts Limited
Term Tax Free Fund

Fund #041

Semiannual Report
September 30, 1999

The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes and is consistent with a high degree of price stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      18   Financial Statements

                      21   Financial Highlights

                      22   Notes to Financial Statements

                      25   Officers and Trustees

                      26   Investment Products and Services

                      28   Scudder Solutions

Scudder Massachusetts Limited Term Tax Free Fund

--------------------------------------------------------------------------------
ticker symbol SML                                                fund number 041
--------------------------------------------------------------------------------


Date of             o For its most recent semiannual period ended September
Inception:            30, 1999, Scudder Massachusetts Limited Term Tax Free Fund
2/15/94               posted a total return of -0.26%, higher than the -0.79%
                      average return of 16 similar funds tracked by Lipper
Total Net             Analytical Services.^1
Assets as
of 9/30/99:         o As of September 30, 1999, Scudder Massachusetts Limited
$93.7 million         Term Tax Free Fund's 30-day net annualized SEC yield was
                      3.76%, equivalent to a 6.62% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

                    o Scudder Massachusetts Limited Term Tax Free Fund
                      received a four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through September 30, 1999.^2

           -----------------------------------------------------------
           30-Day Yield on September 30, 1999
           -----------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                    3.76%                         6.62%

            Scudder Massachusetts             Taxable Yield
                Limited Term                Needed to Equal
               Tax Free Fund                the Fund's Yield


^1 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

^2 For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received five stars for three-year performance, and four stars for five-year performance, and was rated among 1611 and 1241 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance is no guarantee of future returns.

Letter from the Fund's President

Dear Shareholders,

Recent months have witnessed a nearly continuous rise in Treasury and municipal bond rates across all maturity levels. A year ago, financial markets were in the grip of a "flight to quality": Nervous investors poured their assets into Treasury bonds to escape financial uncertainty in Asia, Latin America, and Russia, driving 30-year Treasury bond rates below 5% for the first time in recent memory. Following the U.S. Federal Reserve's three interest rates cuts during the last quarter of 1998, however, the Fed, and some investors, worried that too much liquidity may have been injected into the financial system, and that inflation might once again pose a threat. Thus, investors, and the Fed, have combined to gradually push rates up this year.

Despite a difficult environment for bonds, municipal bonds have held up well compared to other high-quality fixed-income securities. Municipals have benefited from significantly lower supply (20% less than 12 months ago) and the relative attractiveness of municipal yields compared with Treasuries. Scudder Massachusetts Limited Term Tax Free Fund also fared well under difficult circumstances, posting top-quartile performance compared with similar funds for the six-month, three-year, and five-year periods ended September 30, 1999. For more information about the fund's market environment, strategy, and outlook, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder Massachusetts Limited Term Tax Free Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Massachusetts Limited Term Tax Free Fund team in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder Massachusetts Limited Term Tax Free Fund or any other Scudder fund, please call 1-800-SCUDDER (1-800-728-3337). Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President
Scudder Massachusetts Limited Term Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                  September 30, 1999 (Unaudited)


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          Scudder Massachusetts Limited           Lehman Brothers Municipal
               Term Tax Free Fund                   Bond Index (3 year)*

   2/94**              10000                               10000
   9/94                10041                               10082
   9/95                10732                               10810
   9/96                11151                               11274
   9/97                11787                               11925
   9/98                12491                               12601
   9/99                12604                               12938


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $ 10,090                0.90%               0.90%

--------------------------------------------------------------------------------
5 year                        $ 12,552               25.52%               4.65%
--------------------------------------------------------------------------------

Life of Fund**                $ 12,604               26.04%               4.20%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (3 year)*
--------------------------------------------------------------------------------

1 year                        $ 10,267                2.67%               2.67%

--------------------------------------------------------------------------------
5 year                        $ 12,833               28.33%               5.11%
--------------------------------------------------------------------------------

Life of Fund**                $ 12,938               29.38%               4.72%



* The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

** The Fund commenced operation on February 15, 1994. Index comparisons begin February 28, 1994.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, total returns for the Fund would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:
                        Yearly periods ended September 30



          Scudder Massachusetts              Lehman Brothers
          Limited Term Tax Free Fund    Municipal Bond Index (3 year)
          --------------------------    -----------------------------

1994(a)             0.41                          0.82
1995                6.88                          7.22
1996                3.90                          4.29
1997                5.70                          5.77
1998                5.98                          5.68
1999                0.90                          2.67




                       1994(a)  1995  1996   1997   1998   1999
--------------------------------------------------------------------------------

Fund Total
Return (%)                .41   6.88  3.90   5.70   5.98    .90
--------------------------------------------------------------------------------
Index Total
Return (%)                .82   7.22  4.29   5.77   5.68   2.67
--------------------------------------------------------------------------------
Net Asset
Value ($)               11.73  11.98 11.94  12.08  12.29  11.93
--------------------------------------------------------------------------------
Income
Dividends ($)             .32    .54   .50    .53    .49    .47
--------------------------------------------------------------------------------


(a) For the period February 15, 1994 (commencement of operations) to September 30, 1994.

Portfolio Summary
--------------------------------------------------------------------------------
                                                  September 30, 1999 (Unaudited)

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Transportation Revenue      14%                            The fund invests in a
Hospital/Health Revenue     14%                               broad selection of
Other General Obligation/                                Massachusetts municipal
Lease                       13%                                           bonds.
Sales/Special Tax           11%
State General Obligation/
Lease                        9%
Higher Education             5%
Resource Recovery            4%
Student Loans                4%
Electric Utility Revenue     2%
Water/Sewer Revenue          1%
Miscellaneous Municipal     23%
------------------------------------
                           100%
------------------------------------






--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA*                        67%                           Overall credit quality
AA                          17%                          remains high, with over
A                            1%                                 80% of portfolio
BBB                         14%                          securities rated AAA or
BB                           1%                           AA as of September 30.
------------------------------------
                           100%
------------------------------------

Weighted average quality: AA

*Category includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             8%                             Over the fund's most
1-5 years                   62%                                recent semiannual
5-10 years                  30%                                 period, the Fund
------------------------------------                    emphasized Massachusetts
                           100%                            tax-exempt bonds with
------------------------------------                      maturities of seven to
                                                              nine years to take
Weighted average effective                                   advantage of higher
maturity: 4.4 years                                      yields and what we felt
                                                         were the most promising
                                                               opportunities for
                                                            capital appreciation
                                                         within the Fund's range
                                                       of acceptable maturities.


For more complete details about the Fund's investment portfolio, see page
14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Dear Shareholders,

During a difficult period for most fixed-income securities, Scudder Massachusetts Limited Term Tax Free Fund posted a slightly negative return but displayed strong competitive performance. The fund's total return for its most recent fiscal year ended September 30, 1999, was -0.26%, outpacing the -0.79% average return of 16 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 3.76%, equivalent to a 6.62% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

The fund's total returns over the six-month, three-year, and five-year periods placed it in the top quartile of similar Massachusetts short-term tax-free funds. Please see the accompanying table for additional information concerning the fund's returns.

Massachusetts Update

Massachusetts is still experiencing financial strength and economic growth, although growth has been more subdued in 1999 compared with recent years. Job creation is strong in the Commonwealth, and unemployment is at its lowest level since 1989. Two events negatively affected the Commonwealth's balance sheet during its 1999 fiscal


--------------------------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund:
Competitive Performance

(Average annual returns for periods ended September 30, 1999)
--------------------------------------------------------------------------------
               Scudder
             Massachusetts
              Limited Term
             Tax Free Fund       Lipper                  Number of    Percentile
Period          Return         Average      Rank      Funds Tracked     Rank
--------------------------------------------------------------------------------
1 Year            0.90%           0.30%      5    of        16       Top 30%
3 Years           4.17%           3.80%      3    of        12       Top 24%
5 Years           4.65%           4.35%      2    of         7       Top 25%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

year, however. The first was a $400 million transfer out of the Massachusetts General Fund to retire debt. The second was a six-month delay in the passage of an unearned income tax cut. The delay meant that eighteen months of tax cuts had to be consolidated into twelve months of the 1999 fiscal year. Since both events were one-time occurrences and generally reflective of the Commonwealth's strong financial position, we do not believe they are worrisome signs.

In the last twelve months, the Commonwealth has added nearly 43,000 jobs, primarily in the services sector. Strong employment growth has boosted the Commonwealth's wealth levels: In 1998, personal income was up 4% over the prior year. Although debt issuance is likely to be substantial in the near future, we believe the resulting debt burden will be manageable given high wealth levels and scheduled debt retirement. The largest focus of Massachusetts' capital budget is the Central Artery project, which is being financed by various sources. We will continue to monitor the financial impact of this $11.7 billion project.

Double Tax-Free Income With Less Risk

Scudder Massachusetts Limited Term Tax Free Fund is designed to deliver double tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and ten years. The fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax-free bonds. The fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the fund's most recent fiscal year the fund purchased Massachusetts tax-exempt bonds with maturities of seven to nine years and sold bonds with shorter maturities. We did this to take advantage of higher yields and what we felt were the most promising opportunities for capital appreciation within the fund's range of acceptable maturities. We also continued to emphasize premium bonds (92% of the fund's portfolio as of September 30), which generally exhibit less interest rate sensitivity than bonds priced at par. In addition, the fund holds a large percentage of pre-refunded bonds (22% as of September 30). Bonds are pre-refunded when issuers sell new debt as lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The fund's overall credit quality remains high, with over 80% of the bonds in the fund's portfolio rated AAA or AA.

Outlook

Because some worry that excess financial liquidity, high-flying consumer spending, and worker shortages could spell renewed inflation, the Federal Reserve, with the help of many bond market participants, is striving to cool the burgeoning U.S. economy. The Fed has raised interest rates twice in recent months, and warned of further increases in the near future. Meanwhile, market rates, such as those for mortgages and corporate bonds, have risen even faster than the Fed funds rate. Such rate increases, along with a volatile stock market, could significantly slow the U.S. economy in 2000.

In a slightly weaker economy, municipal bonds should look attractive. Though they would be negatively affected by further interest rate increases in the short run, municipals should continue to benefit from steady demand from institutional purchasers. Three other factors favor municipal bonds: First, municipals currently yield more than 80% of Treasuries with similar maturity. Second, strong state and city finances across the country have boosted the creditworthiness of tax-exempt bonds, and third, the reduced supply of municipal bonds lends important support to their prices. We believe Scudder Massachusetts Limited Term Tax Free Fund remains an attractive investment option for investors seeking income free from Massachusetts personal and regular federal income taxes and a high degree of price stability.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                               /s/Rebecca L. Wilson
Philip G. Condon                                  Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------

                Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

             General       A municipal bond backed by the "full faith and
          Obligation       credit" (including the taxing and further borrowing
                Bond       power) of the city, state, or agency that issues the
                           bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

           Inflation       An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

      Municipal Bond       An interest-bearing debt security issued by a state
                           or local government entity.

           Net Asset       The price per share of a mutual fund based on the sum
         Value (NAV)       of the market value of all the securities owned by
                           the fund divided by the number of outstanding shares.


             Taxable       The level of yield a fully taxable instrument would
          Equivalent       have to provide to equal that of a tax-free municipal
               Yield       bond on an after-tax basis.

          30-Day SEC       The standard yield reference for bond funds, based on
               Yield       a formula prescribed by the SEC. This annualized
                           yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

        Total Return       The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                        as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal    Market
                                                         Amount ($)   Value ($)

--------------------------------------------------------------------------------
Short-Term Municipal Investments 0.3%
--------------------------------------------------------------------------------

Massachusetts

Boston, MA, Industrial Development Finance Authority,
  First Mortgage-Springhouse, Inc., 4.5%, 7/1/2000 .....     180,000     179,141

Massachusetts Industrial Finance Agency, Health Care
  Facility Revenue, Beverly Enterprises, Daily Demand
  Note, 3.8%, 4/1/2009* ................................      95,000      95,000

Total Short-Term Municipal Investments (Cost $274,819)                   274,141

--------------------------------------------------------------------------------
Intermediate-Term Municipal Investments 99.7%
--------------------------------------------------------------------------------

Massachusetts

Boston, MA, Industrial Development Finance Authority,
  First Mortgage-Springhouse, Inc.:

  4.75%, 7/1/2001 ......................................     195,000     192,752

  4.875%, 7/1/2002 .....................................     255,000     250,652

Lowell, MA, General Obligation:

  6%, 12/15/2004 (b) ...................................   2,025,000   2,158,670

  Prerefunded 2/15/01, 8.3%, 2/15/2005** ...............   1,635,000   1,771,686

  Series 1992, 6.375%, 8/15/2001 .......................   1,000,000   1,036,750

Malden, MA, General Obligation, Series 1997, 5.5%,
  8/1/2005 (b) .........................................   1,570,000   1,636,599

Massachusetts Bay Transportation Authority:

  General Obligation, Series 1997C, 5%, 3/1/2004 .......     500,000     509,100

  General Transportation System, Series D, Prerefunded
    3/1/2007, 5.75%, 3/1/2014** ........................   1,250,000   1,331,325

Massachusetts Educational Loan Authority, Issue E,
  Series 1992A, AMT, 6.7%, 1/1/2002 (b) ................     375,000     390,120

Massachusetts General Obligation:

  Series 1999 C, 5%, 9/1/2005 ..........................   2,000,000   2,034,740

  Series A, 5.25%, 2/1/2001 (b) ........................   3,000,000   3,044,520

  Series A, Prerefunded 8/1/01, 6.5%, 8/1/2011** .......   2,000,000   2,120,500

Massachusetts Grant Anticipation Notes:

  Revenue Bonds, 5%, 12/15/2005 ........................   4,000,000   4,068,000

  Series A, 5.25%, 6/15/2008 ...........................   5,000,000   5,097,600

Massachusetts Health & Educational Facilities Authority:

  Berkshire Health System:

    Series C, 5.9%, 10/1/2011 ..........................   1,000,000     985,650

    Series D, 5.3%, 10/1/2003 (b) ......................   1,350,000   1,391,148

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Principal     Market
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Boston College Issue, Series 1998L, 5%, 6/1/2006 ........    520,000     525,840

Caritas Christi, Group A, 5.25%, 7/1/2004 ...............  1,000,000     995,270

Central Massachusetts Medical Center, Series B, 6%,
  7/1/2002 (b) ..........................................    500,000     521,280

Daughters of Charity:

  Carney Hospital, Prerefunded 7/1/2000, 7.5%,
    7/1/2005** ..........................................  1,000,000   1,047,250

  Series D, 4.9%, 7/1/2000 ..............................    200,000     201,518

Fairview Extended Care, Series 1997B, 4.55%,
  1/1/2021 (b) ..........................................  1,695,000   1,689,627

Massachusetts Eye and Ear Infirmary, Series A, ETM, 7%,
  7/1/2001*** ...........................................  1,460,000   1,502,544

Medical, Academic & Scientific:

  Series A, 5.9%, 1/1/2000 ..............................    500,000     501,640

  Series A, 6%, 1/1/2001 ................................  1,000,000   1,015,830

  Series A, 6.1%, 1/1/2002 ..............................    500,000     512,465

Newton-Wellesley Hospital, Series D, Prerefunded
  7/1/2001, 7%, 7/1/2015** ..............................  1,500,000   1,599,600

St. Joseph's Hospital, Series C, Prerefunded 10/1/99,
  9.5%, 10/1/2020** .....................................  3,305,000   3,371,596

Valley Regional Health System, Series C, 5.3%,
  7/1/2000 ..............................................  1,500,000   1,515,450

Massachusetts Health & Educational Facilities Authority
Revenue, Hallmark Health System, Series 1997A, 5.25%,
7/1/2006 (b) ............................................  1,000,000   1,025,620

Massachusetts Industrial Finance Agency:

Boston Museum of Fine Arts, Series 1996, 5.125%,
  1/1/2004 (b) ..........................................  1,000,000   1,023,880

Cape Cod Health Systems, Series 1990, Prerefunded
  11/15/2000, 8.5%, 11/15/2020** ........................  2,150,000   2,299,963

College of the Holy Cross, Series 1996, 5.5%,
  3/1/2006 (b) ..........................................  1,000,000   1,040,480

East Boston Neighborhood Project, Series 1996, 7.25%,
  7/1/2006 ..............................................    770,000     731,130

Merrimack College, Series 1997, 5.5%, 7/1/2006 (b) ......  1,055,000   1,099,553

Resource Recovery, North Andover Solid Waste:

  Series A, 6.15%, 7/1/2002 .............................    750,000     770,520

  Series A, 6.3%, 7/1/2005 ..............................  2,750,000   2,880,680

Worcester Polytechnic, Series 1997II, 5.25%, 9/1/2004 (b)  1,065,000   1,098,430

Massachusetts Municipal Wholesale Electric Company,
  Power Supply System Revenue:

  Prerefunded 7/1/2002, 6.75%, 7/1/2017** ...............  1,720,000   1,860,146

  Series B, 6.3%, 7/1/2000 ..............................    345,000     350,589

  Series B, 6.375%, 7/1/2001 ............................  1,000,000   1,030,500

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Principal     Market
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Massachusetts Port Authority Revenue:

  Series 1997A, 6%, 7/1/2004 ............................  1,140,000   1,210,338

  Series B, AMT, 5.25%, 7/1/2008 (b) ....................  5,000,000   5,069,650

  Special Facilities -- USAir Project, Series 1996A, AMT,
  5.5%, 9/1/2006 ........................................    640,000     662,278

Massachusetts Special Obligation Revenue Bonds,
  Series A, 5.2%, 6/1/2004 ..............................  1,000,000   1,027,850

Massachusetts State Water Pollution Abatement Program,
  New Bedford Program, Series A, 4%, 2/1/2004 ...........    450,000     438,782

Massachusetts Water Pollution Abatement Trust, Series A,
  Prerefunded 2/1/2006, 5.6%, 2/1/2010** ................  1,750,000   1,847,370

Massachusetts Water Resource Authority:

  Series 1991 A, Prerefunded 12/1/2001, 6.875%,
  12/1/2011** ...........................................  1,000,000   1,074,520

  Series 1998 A, 5%, 8/1/2004 (b) .......................  1,260,000   1,285,389

  Series A, Prerefunded 7/15/2002, 6.75%, 7/15/2012** ...  1,000,000   1,082,280

Massachusetts, Special Obligation, Series 1997A, 5.5%,
  6/1/2005 ..............................................  1,000,000   1,041,360

Nantucket, MA, General Obligation, Prerefunded
  12/1/2001, 6.25%, 12/1/2002** .........................    250,000     264,208

New England Education Loan Marketing Corp.,
  Massachusetts Student Loan Revenue Refunding,
  Issue A, 5.8%, 3/1/2002 ...............................  3,150,000   3,243,618

North Attleboro, MA, General Obligation, Series 1997,
  6%, 3/1/2007 (b) ......................................  1,000,000   1,070,260

Rail Connections, Inc., Route 128 Parking Garage Project,
  Series A, 5.25%, 7/1/2008 .............................  1,205,000   1,180,912

South Essex, MA, Sewer District, Series B, Prerefunded
  6/1/2004, 6.75%, 6/1/2013** ...........................  1,000,000   1,110,510

Southeastern Massachusetts University Building,
  Series A, 5.5%, 5/1/2004 (b) ..........................  1,010,000   1,050,117

Springfield, MA, General Obligation, Series 1996, 6.375%,
  8/1/2003 (b) ..........................................  2,035,000   2,169,391

Springfield, MA, Municipal Purpose Loan, General
  Obligation, Series 1996, 6.25%, 8/1/2006 (b) ..........  1,000,000   1,081,760

Worcester, MA, General Obligation:

  Revenue Refunding, Series G, 6%, 7/1/2001 (b) .........  2,000,000   2,062,120

  Series A, 5.625%, 4/1/2008 (b) ........................  1,000,000   1,046,380

Puerto Rico

Puerto Rico Public Building Authority, 6.75%,
  7/1/2004 (b) ..........................................  2,250,000   2,479,410

  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Principal     Market
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Virgin Islands

Virgin Islands Public Finance Authority Revenue Bonds,
  Series C, 5.5%, 10/1/2004 ..........................    2,500,000    2,549,175



Total Intermediate-Term Municipal Investments (Cost $91,976,695)      92,278,891

Total Investment Portfolio -- 100% (Cost $92,251,514) (a)             92,553,032


(a) The cost for federal income tax purposes was $92,251,514. At September 30, 1999, net unrealized appreciation for all securities was $301,518. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $792,676 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $491,158.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

         AMT: Alternative minimum tax



  The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments, at market (identified cost $92,251,514)............   $ 92,553,032

Cash ...........................................................         16,369

Interest receivable ............................................      1,377,161

Receivable for investments sold ................................         50,000

Receivable for Fund shares sold ................................         39,815

Other assets ...................................................            457

Total assets ...................................................     94,036,834

Liabilities
--------------------------------------------------------------------------------

Dividends payable ..............................................         89,325

Payable for Fund shares redeemed ...............................        149,904

Accrued management fee .........................................         84,449

Other payables and accrued expenses ............................         51,881

Total liabilities ..............................................        375,559
                                                                   ------------

Net assets, at market value                                        $ 93,661,275

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:

Unrealized appreciation (depreciation) on investments...........        301,518

Accumulated net realized gain (loss) ...........................       (285,209)

Paid-in capital ................................................     93,644,966
                                                                   ------------

Net assets, at market value                                        $ 93,661,275

Net Asset Value
--------------------------------------------------------------------------------

Net Asset Value, offering and redemption price per share
  ($93,661,275 / 7,852,948 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized) ..................................................   $      11.93



  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:

Interest ..................................................      $    2,321,004
                                                                 ---------------
Expenses:

Management fee ............................................             297,157

Custodian and accounting fees .............................              53,503

Services to shareholders ..................................              34,230

Trustees' fees and expenses ...............................              14,068

Auditing ..................................................              14,085

Legal .....................................................               1,653

Reports to shareholders ...................................               5,449

Registration fees .........................................               2,610

Other .....................................................               7,878
                                                                 ---------------

Total expenses before reductions ..........................             430,633

Expense reductions ........................................            (59,190)
                                                                 ---------------

Expenses, net .............................................             371,443

Net investment income .....................................           1,949,561


Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from investments .................            (152,689)

Net unrealized appreciation (depreciation) during the period on      (2,083,319)
  investments .............................................

Net gain (loss) on investment transactions                           (2,236,008)


Net increase (decrease) in net assets resulting from operations   $    (286,447)



  The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------------------------------
                                     Six Months
                                       Ended         Five Months
                                    September 30,       Ended         Year Ended
Increase (Decrease) in Net              1999           March 31,      October 31,
Assets                               (Unaudited)          1999           1998
--------------------------------------------------------------------------------

Operations:

Net investment income ............   $   1,949,561    $   1,542,263    $   3,709,601

Net realized gain (loss) from
  investments.....................        (152,689)          38,573          (17,874)

Net unrealized appreciation
  (depreciation) on investments...      (2,083,319)        (574,030)       1,231,974
                                     -------------    -------------    -------------

Net increase (decrease) in net
  assets resulting from operations        (286,447)       1,006,806        4,923,701
                                     -------------    -------------    -------------

Distributions to shareholders
  from net investment income.....      (1,949,561)      (1,542,263)      (3,708,889)
                                     -------------    -------------    -------------

Fund share transactions:

Proceeds from shares sold ........      13,928,724       25,066,783       56,595,157

Net asset value of shares issued
  to shareholders in reinvestment
  of distributions...............       1,386,377        1,107,758        2,586,470

Cost of shares redeemed ..........     (23,819,969)     (16,814,083)     (44,345,935)
                                     -------------    -------------    -------------

Net increase (decrease) in net
  assets from Fund share
  transactions...................      (8,504,868)       9,360,458       14,835,692
                                     -------------    -------------    -------------

Increase (decrease) in net assets      (10,740,876)       8,825,001       16,050,494

Net assets at beginning of period      104,402,151       95,577,150       79,526,656

Net assets at end of period ......   $  93,661,275    $ 104,402,151    $  95,577,150

Other Information
-------------------------------------------------------------------------------------

Increase (decrease) in Fund shares

Shares outstanding at beginning
  of period.................... ..       8,556,352        7,790,753        6,573,339
                                     -------------    -------------    -------------

Shares sold ......................       1,156,914        2,048,497        4,651,211

Shares issued to shareholders in
  reinvestment of distributions...         115,259           90,456          212,502

Shares redeemed ..................      (1,975,577)      (1,373,354)      (3,646,299)
                                     -------------    -------------    -------------

Net increase (decrease) in Fund
  shares..........................        (703,404)         765,599        1,217,414

Shares outstanding at end of
  period..........................       7,852,948        8,556,352        7,790,753



  The accompanying notes are an integral part of the financial statements.


                                       20

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



-------------------------------------------------------------------------------------
Years Ended October 31,         1999(a) 1999(b)   1998    1997   1996   1995  1994(c)
-------------------------------------------------------------------------------------

Net asset value, beginning
of period                      $12.20   $12.27  $12.10  $11.99  $12.02 $11.64 $12.00
                             --------------------------------------------------------

Income from investment
operations:

  Net investment income           .24      .19     .49     .53     .50    .54    .36

  Net realized and unrealized
  gain (loss) on investments
  transactions                   (.27)    (.07)    .17     .11    (.03)   .38   (.36)
                             --------------------------------------------------------

  Total from investment
  operations                     (.03)     .12     .66     .64     .47    .92    .00

Less distributions:

  From net investment income     (.24)    (.19)   (.49)   (.53)   (.50)  (.54)  (.36)

  Net asset value, end
  of period                    $11.93   $12.20  $12.27  $12.10  $11.99 $12.02 $11.64
                             --------------------------------------------------------

Total Return (%) (d)             (.26)**  1.00**  5.59    5.44    3.98   8.08   0.00**

Ratios and Supplemental Data
-------------------------------------------------------------------------------------

Net assets, end of period
($ millions)                       94      104      96      80      66     55     36

-------------------------------------------------------------------------------------
Ratio of operating expenses to
 average daily net assets (%)     .75*     .75*    .75     .75     .67    .24     --
-------------------------------------------------------------------------------------

Ratio of operating expenses,
before expense reductions,
to average daily net
assets (%)                        .87*     .89*    .84     .93     .90    .92   1.44*

-------------------------------------------------------------------------------------
Ratio of net investment
income to average daily net
assets (%)                       3.95*    3.80*   4.05    4.40    4.16   4.56   4.45*
-------------------------------------------------------------------------------------

Portfolio turnover rate (%)      38.8*     8.4*    9.1     9.8    12.4   27.4   26.3*



(a)      For the six months ended September 30, 1999 (Unaudited).

(b)      For the five months ended March 31, 1999.

(c) For the period February 15, 1994 (commencement of operations) to October 31, 1994.

(d) Total returns would have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)
A. Significant Accounting Policies

Scudder Massachusetts Limited Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Fund Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $121,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2004 ($97,000) and March 31, 2006 ($24,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 1999, purchases and sales of investments (excluding short-term) aggregated $19,808,776 and $18,631,536, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until July 31, 2000. For the six months ended September 30, 1999, the Adviser did not impose a portion of its management fee amounting to $30,824, and the amount imposed amounted to $266,333, of which $84,449 was unpaid at September 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended September 30, 1999, the amount charged to the Fund by SSC aggregated $19,468, of which $3,009 was unpaid at September 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1999, the amount charged to the Fund by

SFAC aggregated $18,000, of which $3,000 was unpaid at September 30, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1999, Trustees' fees aggregated $14,068.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $27,474 and $892, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*                            Eleanor R. Brennan*
o President and Trustee                      o Vice President

Henry P. Becton, Jr.                         Philip G. Condon*
o Trustee; President and General             o Vice President
  Manager, WGBH Educational
  Foundation                                 Ashton P. Goodfield*
                                             o Vice President
Dawn-Marie Driscoll
o Trustee; President, Driscoll               Ann M. McCreary*
  Associates; Executive Fellow,              o Vice President
  Bentley College
                                             Frank J. Rachwalski, Jr.*
Peter B. Freeman                             o Vice President
o Trustee; Corporate Director and
  Trustee                                    Rebecca L. Wilson*
                                             o Vice President
George M. Lovejoy, Jr.
o Trustee; President and Director,           John Millette*
  Fifty Associates                           o Vice President and Secretary

Wesley W. Marple, Jr.                        John R. Hebble*
o Trustee; Professor of Business             o Treasurer
  Administration, Northeastern
  University, College of Business            Caroline Pearson*
  Administration                             o Assistant Secretary

Kathryn L. Quirk*                            *Scudder Kemper Investments, Inc.
o Trustee, Vice President and
  Assistant Secretary

Jean C. Tempel
o Trustee; Venture Partner, Internet
  Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group